Exhibit 32

DELTA ENTERTAINMENT GROUP, INC. AND SUBSIDIARY

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Delta Entertainment Group, Inc. (the “Company”) for the quarter ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Marshall Freeman, President, Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated:	August 16, 2010

By:	/s/ Marshall Freeman
Marshall Freeman
President and Chief Executive Officer and Chief Financial Officer